                                                                    EXHIBIT 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
                               OXLEY ACT OF 2002


         I, John A. Bryant, Executive Vice President and Chief Financial Officer of Kellogg Company hereby certify, on the date hereof, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         (1) the Quarterly Report on Form 10-Q of Kellogg Company for the quarter ended September 28, 2002 (the "Report")fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.



/s/ John A. Bryant
-----------------------------
Name:  John A. Bryant
Title: Executive Vice President
       And Chief Financial
       Officer



Date: November 8, 2002